UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 11, 2016

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE,

FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFD 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Amended and Restated Code Section 162(m) Bonus Plan

On January 28, 2016 and March 22, 2016, the Compensation Committee (the Committee) of the Board of Directors (the Board) of Gilead Sciences, Inc. (Gilead) approved the Amended and Restated Gilead Sciences, Inc. Code Section 162(m) Bonus Plan (the Restated 162(m) Bonus Plan), subject to stockholder approval. A summary of the principal features of the Restated 162(m) Bonus Plan is set forth under Proposal 3 of Gilead’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2016 (the 2016 Proxy Statement), which description is incorporated herein by reference.

The Restated 162(m) Bonus Plan, including the material terms of the performance goals thereunder, was approved by Gilead’s stockholders at the 2016 Annual Meeting of Stockholders on May 11, 2016 (the Annual Meeting). The foregoing summary of the Restated 162(m) Bonus Plan does not purport to be complete and is qualified in its entirety by reference to the provisions of the Restated 162(m) Bonus Plan itself, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 11, 2016 in Millbrae, California. Of the 1,354,641,822 shares of Gilead’s common stock entitled to vote at the meeting, 1,160,514,228 shares were represented at the meeting in person or by proxy, constituting a quorum. The voting results are presented below.

Gilead’s stockholders elected nine directors to serve for the ensuing year and until their successors are elected and qualified, or until their earlier death, resignation or removal. The votes regarding the election of directors were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non- Votes
John F. Cogan, Ph.D.	981,477,955	6,945,823	954,752	171,135,698
Kevin E. Lofton	977,388,031	11,076,629	913,870	171,135,698
John W. Madigan	975,031,032	13,326,232	1,021,266	171,135,698
John C. Martin, Ph.D.	978,148,956	10,352,285	877,289	171,135,698
John F. Milligan, Ph.D.	984,159,603	4,336,823	882,104	171,135,698
Nicholas G. Moore	968,615,617	19,840,834	922,079	171,135,698
Richard J. Whitley, M.D.	977,838,055	10,629,560	910,915	171,135,698
Gayle E. Wilson	967,831,325	20,494,516	1,052,689	171,135,698
Per Wold-Olsen	979,300,869	9,136,914	940,747	171,135,698

Gilead’s stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Board as its independent registered public accounting firm for the fiscal year ending December 31, 2016. The proposal received the following votes:

Votes For	1,126,366,125
Votes Against	32,657,095
Abstentions	1,491,008

Gilead’s stockholders approved the Amended and Restated Gilead Sciences, Inc. Code Section 162(m) Bonus Plan. The proposal received the following votes:

Votes For	965,885,337
Votes Against	21,625,551
Abstentions	1,867,642
Broker Non-Votes	171,135,698

Gilead’s stockholders approved, on an advisory basis, the compensation of Gilead’s named executive officers as presented in the 2016 Proxy Statement. The proposal received the following votes:

Votes For	944,211,570
Votes Against	42,141,953
Abstentions	3,025,007
Broker Non-Votes	171,135,698

Gilead’s stockholders did not approve a stockholder proposal requesting that the Board take steps to permit stockholder action by written consent. The proposal received the following votes:

Votes For	460,046,551
Votes Against	524,959,079
Abstentions	4,372,900
Broker Non-Votes	171,135,698

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated Gilead Sciences, Inc. Code Section 162(m) Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC. (Registrant)

/s/ Robin L. Washington
Robin L. Washington
Executive Vice President and Chief Financial Officer

Date: May 17, 2016